UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2020

BRISTOW GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35701 (Commission File Number)	72-1455213 (I.R.S. Employer Identification Number)

3151 Briarpark Drive, Suite 700
Houston, Texas 77042
(Address of principal executive offices) (zip code)

(713) 267-7600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VTOL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Bristow Group Inc. is providing the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Bristow Holdings U.S. Inc. (formerly known as Bristow Group Inc.) for the fiscal year ended March 31, 2020 (combined for the financial position and results of operations of Bristow Group Inc. for the five months after October 31, 2019 (the “Bristow Plan of Reorganization Effective Date”) and seven months prior to the Bristow Plan of Reorganization Effective Date) and the twelve months ended March 31, 2019 and 2018., which is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Bristow Holdings U.S. Inc. (formerly known as Bristow Group Inc.).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2020	BRISTOW GROUP INC.

	By:	/s/ Crystal L. Gordon
	Name: Title:	Crystal L. Gordon SVP, General Counsel